Exhibit 10.3

power of attorney

Power of Attorney

I, LI Li (李莉), being the sole shareholder of Shanghai JiuGe Information Technology Co. Ltd. (上海九鸽信息科技有限公司), a limited liability company incorporated under the laws of the PRC with its registered office at Room 2762, 2/F, No.3 Xuanhua Road, Changning District, Shanghai (“VIE Entity”), a Chinese citizen with national ID number 310105198005080043 and domicile at 103 No. 5 Lane 550, Fuquan Road, Changning District, Shanghai and a holder of 100% equity interests in VIE Entity (“Shareholding”), hereby irrevocably authorize Shanghai JiuGe Business Management Co. Ltd. (上海九鸽企业管理有限公司), a limited liability company incorporated under the laws of the PRC with its registered office at Room 2789, 2/F, No.3 Xuanhua Road, Changning District, Shanghai (“WFOE”) to act as my exclusive agent pursuant to this Power of Attorney.

1.	Authorization

1.1

I hereby irrevocably authorize WFOE to act as my exclusive agent to exercise, at WFOE’s sole discretion, all rights and powers in respect of my Shareholding on my behalf, including without limitation to

(a)	propose to convene, attend and vote at the shareholders’ meeting of VIE Entity;

(b)	sign shareholders’ resolutions of VIE Entity;

(c)	designate and appoint legal representative, director, supervisor and other senior management to VIE Entity;

(d)	sell, transfer or dispose of my Shareholding in part or in whole;

(e)	create encumbrances of any kind over my Shareholding;

(f)	do all acts and sign all documents as required in my capacity as shareholder of VIE Entity.

1.2	Without limitation to the generality of the authority and authorizations granted hereunder, WFOE shall have the power and authority to sign the VIE Agreements.

1.3	WFOE may authorize a third party to exercise any or all of its powers and rights under this Power of Attorney.

1.4	Powers and rights in respect of my Shareholding shall be exercised by WFOE on an exclusive basis and I shall not exercise such powers and rights on my own.

2.	Legal Effect

2.1	All acts taken and all documents signed by WFOE shall be deemed to be taken and signed by me and shall be legally binding on me.

2.2

For avoidance of doubt, WFOE is not required to seek my opinions nor obtain my prior consent on any acts to be taken and any documents to be signed by WFOE and any acts taken and documents signed by WFOE shall be treated as if I have taken the same acts and signed the same documents.

3.	Term

3.1	This Power of Attorney shall become effective upon the date of execution by me and remain effective in a time period during which I am a shareholder of VIE Entity.

4.	Assignees and Successors

4.1	I shall not assign any of my rights and obligations under this Power of Attorney without the prior written consent of WFOE.

4.2	WFOE may assign its rights and obligations in whole or in part under this Power of Attorney by giving prior written notice to me and VIE Entity.

4.3	This Power of Attorney shall be binding upon the respective successors and permitted assignees of and any persons deriving title under me, WFOE and VIE Entity.

5.	Expenses and Fees

5.1	WFOE shall assume its own costs, expenses and fees in connection with performance of this Power of Attorney.

6.	Interpretation

6.1	Words and expressions defined in the other transaction documents shall, unless otherwise specified, have the same meanings when used herein.

Signature:_______________

Name: LI Li (李莉)

Date: 16 October 2018

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